UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

OMNIAMERICAN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34605	27-0983595
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas		76107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2012, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of independent registered public accounting firm, and a non-binding resolution to approve executive compensation as described in the Proxy Statement. A breakdown of the votes cast is set forth below.

1. The election of directors

	For	Withheld	Broker non-votes
Wayne P. Burchfield, Jr.	7,954,039	187,977	1,653,620
Patti Callan	8,008,392	133,624	1,653,620
John F. Sammons, Jr.	8,025,517	116,499	1,653,620

2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

For	Against	Abstain	Broker non-votes
9,768,314	24,397	2,925	—

3. An advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement.

For	Against	Abstain	Broker non-votes
7,879,736	71,246	191,034	1,653,620

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: May 15, 2012	By:	/s/ Deborah Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer

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